NONEXCLUSIVE  DEALER  AGREEMENT


THIS NONEXCLUSIVE DEALER AGREEMENT ("Agreement") is made this ______ day of ______________, 2001 (the "Effective Date") between Cricket Communications. Inc. a Delaware corporation doing business as Cricket Wireless, Inc. In Pennsylvania ("Cricket"), with chief executive offices at and  Lo  Castro & Associates, Inc. dba All Pro Communications
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a  Pennsylvania  corporation  partnership  or  sole  proprietor  (circle  one))
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("Dealer"),having  its  principal  place  of  business  at
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     WHEREAS,  Cricket  is  in  the  business  of  providing  wireless  Personal
Communications services (PCS) to subscribers in specific local geographic areas (the "Business" or "Service"); and

     WHEREAS, as part of providing the PCS service. Cricket sells, either directly or through a designated third party supplier (the "Designated Supplier"), mobile wireless telephones and accessories which can be used on the Cricket wireless network in specific local geographic areas; and

     WHEREAS, Dealer desires to become authorized by Cricket to market and sell the mobile wireless telephones and accessories to end users ("Subscribers") upon the ten1ls and conditions set forth in this Agreement; and

     WHEREAS, Dealer contemplates repetitive purchases from Cricket of mobile wireless telephone instruments (that generally include handsets, batteries, and one or more accessories such as a power adapter/charger or phone strap), which are more particularly described in Exhibit A attached hereto (the "Telephone Packages" or "Phones"); and

     WHEREAS, Cricket and Dealer agree that the terms and conditions of this Agreement shall govern their relationship, and that all of Dealer's purchase orders for Phones shall be subject to and consistent with the ten1ls and conditions of this Agreement;

     NOW, THEREFORE, in consideration of the mutual promises, covenants, and conditions herein contained, Cricket and Dealer agree as follows:


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1.   PERIOD  OF  AGREEMENT

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Management,  Inc.


2.   TERMINATION  OR  EXPIRATION

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Management,  Inc.


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d)  Termination  of  this  Agreement  pursuant  to paragraph {a) above shall not affect purchase orders placed and accepted by Cricket or the Designated Supplier prior to the date the termination notice was given or the date of expiration of this Agreement. However, Cricket and the Designated Supplier shall have the right and option, in their sole discretion, to reject any orders or require COD on all orders shipped during any of the above notice period(s). Following termination of this Agreement, Dealer shall not place further orders for the Phones from Cricket or its Designated Supplier.

e) Text Omitted Per Request for Confidential Treatment by Pinnacle Business Management, Inc.

f) Text Omitted Per Request for Confidential Treatment by Pinnacle Business Management, Inc

g) Text Omitted Per Request for Confidential Treatment by Pinnacle Business Management, Inc.

h) Text Omitted Per Request for Confidential Treatment by Pinnacle Business Management, Inc.

i) Text Omitted Per Request for Confidential Treatment by Pinnacle Business Management, Inc.


3.  PRODUCT  ORDERS

Text Omitted Per Request for Confidential Treatment by Pinnacle Business Management, Inc.



4.   NON-EXCLUSIVE  RIGHTS

a) Appointment of Non-exclusive Dealer. Cricket hereby appoints Dealer as a non-exclusive dealer to sell Telephone Packages to end-users, upon the terms and conditions of this Agreement, and Dealer accepts such appointment. Dealer's appointment shall continue until the termination or expiration of this Agreement. Dealer's appointment shall be effective only for the specific geographic market area(s) (the "Area(s)") that are set forth in Exhibit C where Cricket offers the Service.

Dealer agrees to use its best efforts to promote and sell the Telephone Packages in the Area under the terms and conditions of this Agreement. Dealer acknowledges that this Agreement is non-assignable and non-transferable in whole or in part by Dealer. It is expressly understood and agreed that this Agreement does not grant Dealer an exclusive privilege to sell Cricket Telephone Packages, and Cricket may, in its sole discretion, appoint other dealers or distributors of the Telephone Packages in the Area. Dealer understands that Cricket actively markets and sells Cricket's Business and Telephone Packages directly in the Area, in other areas, over the Internet, or otherwise in Cricket's discretion, Dealer shall have no power or authority to appoint any other person or firm as a distributor or dealer for the Telephone Packages.


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Dealer  acknowledges  that  Cricket has not required Dealer to pay any franchise fee or other payment or commit to pay such fee or other payment as a condition of the execution of this Agreement, and that the State franchise laws do not govern the interpretation or enforceability of this Agreement. Dealer represents and warrants to Cricket that Dealer does not and shall not deem itself to be a franchisee of Cricket under any applicable law- Nothing in this Agreement shall be deemed to establish or otherwise create a relationship of principal and agent between Cricket and Dealer, nor does it create any joint venture or pal1nership between Cricket and Dealer.

It is understood and agreed that Dealer is not a partner, agent, or employee or other legal representative of Cricket for any purpose whatsoever. and Dealer has no legal right or authority to make any representations. promises or agreements in the name of or for the account of Cricket or any affiliate or parent of Cricket. It is agreed that, when products are sold to Dealer under the terms of this Agreement, the relationship of the parties hereto is that of a vendor and a vendee. Dealer shall conduct its business for its own interest and all persons employed in the conduct of Dealer's business shall be Dealer's employees or agents. Dealer shall be solely responsible for the withholding or payment of all federal. state, and local taxes, social security, unemployment, sickness. disability, and worker's compensation insurance and other payroll taxes with respect to its business. Dealer has the sole responsibility for directing its own day-to-day business operations. Dealer shall pay its own business expenses. Neither Dealer nor any of its employees. shall be entitled to any employee benefits from Cricket. Dealer's sole financial incentive from this relationship shall be the purchase of Cricket Products under the terms of this Agreement, the profit (or loss) from selling Cricket Products to permitted Dealers. and any other compensation as set forth in this Agreement.

b)   Non-exclusive  market  rights  -  Marks

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Management,  Inc.


5.   NON-DIVERSION. CONFIDENTIAL INFORMATION, CONFIDENTIALITY AND NON-DISCLOSURE

Text Omitted Per Request for Confidential Treatment by Pinnacle Business Management, Inc.


6.   HANDSET  AND  ACCESSORY  PRICING

Text Omitted Per Request for Confidential Treatment by Pinnacle Business Management, Inc.


7.   PAYMENT  TERMS

Text Omitted Per Request for Confidential Treatment by Pinnacle Business Management, Inc.


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8.   FREIGHT  CHARGES

All freight charges shall be paid as set forth in Section 6 above, except if indicated otherwise in exhibit A-1.

9.   PRODUCT  RETURNS  AND  REPAIRS.

a) Defective products. Dealer may return to the Designated Supplier any of the purchased Telephone Packages that are defective for a full credit, provided that the complete Telephone Package is returned (with handset, battery, charger and power adapter). Prior to return, Dealer must receive from the Designated Supplier a return material authorization ("RMA") for each return shipment. Returns sent without a prior RMA will be returned to Dealer at Dealer's expense. Dealer shall be charged for missing accessories if incomplete Telephone Packages are returned. Dealer agrees to take reasonable care in preparing returns for shipment. Improperly packaged material, or material damaged during shipment, will be accepted at the discretion of the Designated Supplier. The Designated Supplier may reject any material that was damaged during shipment or by improper packaging prior to shipment.

"Defective" product means a Phone that fails immediately out of the package, or fails within the first 30 days of ownership by the subscriber and within the first 30 minutes of usage.

b) Customer Satisfaction Returns. Dealer may return, for a full credit, any of the subscriber Telephone Packages returned to Dealer by a subscriber in the first thirty (30) days after the subscriber's purchase of the Telephone Package. provided that the Telephone Package is returned complete, with all accessories that came with the product, with less than 30 minutes of usage and with proof of purchase. Dealer will furnish such Telephone Package information as Cricket or its Designated Supplier reasonably requests to verify the timeliness of the returns.

c) Stock Balancing. Dealer may return unopened, unsold Telephone Packages to Cricket at Dealer's expense for a full credit, provided such Telephone Packages are in their original package, with all accessories, and in otherwise salable condition. Telephone Packages that remain in Dealer's inventory for more than ninety (90) days from date of shipment to Dealer, and discontinued Telephone Packages which remain in Dealer's inventory for more than thirty (30) days from date of shipment to Dealer are not eligible for stock balancing.

d) Text Omitted Per Request for Confidential Treatment by Pinnacle Business Management, Inc.


e) Product repairs. All repairs, whether in warranty or out of warranty, shall be the responsibility of the manufacturer(s) of the respective Telephone Package or Accessory.


f) Return of Telephone package Cricket-operated retail stores. Telephone Packages which qualify for repair or replacement under the terms of this Agreement or under the terms of the limited warranty provided by the manufacturer(s) of the Telephone Packages may be returned by the subscribers


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directly  to  any of the Cricket-operated retail stores for the Service (instead of to the Dealer) in the specific geographic market area where the Telephone Packages are designated for use Cricket will advise Dealer when such Cricket-operated retail store opens in the Dealer's Area serviced by the Cricket wireless system, and Cricket will provide information to Dealer as to the location, hours of operation and types of services available at the Cricket store to subscribers. Dealer agrees to cooperate with Cricket in providing this information to subscribers and to offer this option to subscribers as a preferred option for repair or replacement of qualifying Telephone Packages.

10.  MARKETING

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Management,  Inc.


11.  DEALER'S  RESPONSIBILITIES

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Management,  Inc.

12.  MISCELLANEOUS

a) Assignment. Dealer shall not sell, assign, sublicense or transfer this Agreement or any of its rights or obligations hereunder without Cricket's prior written consent, which may be withheld at Cricket's sole and absolute discretion. Cricket shall have the right, at Cricket's discretion, to assign this Agreement.

b) Text Omitted Per Request for Confidential Treatment by Pinnacle Business Management, Inc.


c) Text Omitted Per Request for Confidential Treatment by Pinnacle Business Management, Inc.


d) Text Omitted Per Request for Confidential Treatment by Pinnacle Business Management, Inc.

e) Text Omitted Per Request for Confidential Treatment by Pinnacle Business Management, Inc.


f) Arbitration. Except with respect to a breach of the obligations of confidentiality, non-competition and actions detrimental to the Business of Cricket. as to which Cricket shall have the right to seek injunctive remedy or other equitable remedies, disputes shall be settled by arbitration in accordance with the Rules of the American Arbitration Association.


g) Governing Law, Jurisdiction, Venue, and Attorney's Fees. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and shall be governed by the laws of the State of California. Dealer and Cricket agree that any action or arbitration relating to this Agreement shall be brought only in the County of San Diego, State of California. Dealer and Cricket hereby submit to the jurisdiction of the state court sitting in San Diego County California or ,the .federal district court for the Southern District of California sitting in San Diego.


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h)  Dealer's Authority.  Dealer is duly organized, validly existing, and in good standing under the laws of its incorporating jurisdiction, and has all requisite power and authority to enter into this Agreement, to conduct the business contemplated herein, and to own, lease and operate any properties or assets in connection herewith, and that doing so does not conflict or cause a default with respect to Dealer's obligations under any other agreement. Dealer shall at all times during this Agreement maintain all business licenses, permits and authorities required to perform Dealer's obligations hereunder in each Area. Dealer shall provide to Cricket, upon Cricket's request, all license, authorizations, certificates and other evidence of the Dealer's compliance with the terms of this Agreement and all applicable laws.

i) Notices. All notices and other communications hereunder shall be given in writing and shall be deemed to have been duly given and effective (1) upon receipt if delivered in person, by telegram, telecopy of telex, (2) one day after deposit prepaid with a national overnight express delivery service or (3) three days after deposit in the United States mail (registered or certified, postage prepaid, return receipt requested).

Text Omitted Per Request for Confidential Treatment by Pinnacle Business Management, Inc.


j) Severability. In the event that any one or more of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement and such invalid or unenforceable to the maximum extent compatible with, and possible under, applicable law.

k) Waiver. The waiver by either party of a breach or a default of any provision of this Agreement by the other party shall not be construed as a waiver of any succeeding breach of the same or any other provision, nor shall any delay or omission on the part of either party to exercise or avail itself of any right, power or privilege that it has, or may have hereunder, operate as a waiver of any right, power or privilege by such party.

l) Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. In making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart and supersedes all prior agreements, understandings, negotiations, representations, and proposals, whether written or oral, relating to its subject matter.

13.  LIQUIDATED  DAMAGES

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Management,  Inc.


14.  ENTIRE  AGREEMENT


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This Agreement, and the Exhibits attached hereto constitute the entire Agreement between Cricket and Dealer with respect to the subject matter hereof and, except as otherwise allowed in this Agreement. shall not be amended or modified without specific written provisions to that effect, signed by authorized representatives of both parties. No oral statement of any person whomsoever, shall in any manner or degree. modify or otherwise affect the terms and provisions of this Agreement.

IN WITNESS WHEREOF, Cricket and Dealer have caused this Agreement to be executed by their duly authorized representatives as of the day and year first stated above.

CRICKET  COMMUNICATIONS,  INC.
d/b/a  Cricket  Wireless,  Inc.

By:  _______________________________

Name:  _____________________________

Title:______________________________




Lo  Castro  &  Associates,  Inc.
d/b/a  All  Pro  Communications

By:  _______________________________

Name:  _____________________________

Title:______________________________


LIST  OF  EXHIBITS

Exhibit  A-  Price  List
Exhibit  A-1  .Payment  Terms
Exhibit  B  -MDF/Co-op  Advertising  and  Logo  Guidelines
Exhibit  C  -  Geographic  Market  Areas  and  Designated  Supplier

When  executing  this  Agreement.  please  remember  to:

Fill out page 1 with the true corporate name of the Dealer and include a d/b/a if applicable -also indicate the principal-place of business of the Dealer;

Fill out the blank space in Article 11c (the minimum number of Telephone Packages to be sold by Dealer each month);

Fill out the blanks in Section 12i (the name and address of Dealer for notice purposes);


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Fill out the Area in item #1 in Exhibit C (the Markets services by Cricket where
Dealer is permitted to market and sell the Telephone Packages) and the address of each Dealer location that will be authorized to sell the Cricket Telephone Packages in the Area.

Execute  two  (2)  originals  of  this  Agreement.


          EXHIBIT  A
          PRICE  LIST
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Management,  Inc.


          EXHIBIT  A-1
          PAYMENT  TERMS
Text Omitted Per Request for Confidential Treatment by Pinnacle Business Management, Inc.


                    EXHIBIT  B
               MDF/CO-OP  ADVERTISING  AND  LOGO  GUIDELINES

Text Omitted Per Request for Confidential Treatment by Pinnacle Business Management, Inc.


     CRICKET  AUTHORIZED  DEALER  LOGO  GUIDELINES

Text Omitted Per Request for Confidential Treatment by Pinnacle Business Management, Inc.


          AUTHORIZED  DEALER  LOGO  SLICK

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Management,  Inc.


                    EXHIBIT  C
DESIGNATED  MARKET  AREA(s)  AND  DESIGNATED  SUPPLIER
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Text  Omitted  Per  Request  for  Confidential  Treatment  by  Pinnacle Business
Management,  Inc.


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